SECTION 3.2 AMENDED JULY 23, 1997.
                                        SECTIONS 4.1 AND 4.4 THROUGH 4.9 AMENDED
                                            MAY 8, 1998, EFFECTIVE MAY 22, 1998.


                          AMENDED AND RESTATED BY-LAWS
                          ----------------------------

                                       OF
                                       --

                         WINTRUST FINANCIAL CORPORATION
                         ------------------------------
                            (AN ILLINOIS CORPORATION)
                            -------------------------

                                    ARTICLE I
                                    ---------

                                     OFFICES
                                     -------

                  Wintrust Financial Corporation (the "corporation") shall continuously maintain in the State of Illinois a registered office and a registered agent whose office is identical with such registered office, and may have other offices within or without the state.


                                   ARTICLE II
                                   ----------

                                  SHAREHOLDERS
                                  ------------

                  SECTION  2.1  ANNUAL   MEETING.   An  annual  meeting  of  the
                                ----------------
shareholders shall be held on the fourth Thursday in May of each year, or such other date as designated by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the directors shall not be elected at the annual meeting, or at any adjournment thereof, the board of directors shall cause the election to be held as soon thereafter as practicable.

                  SECTION  2.2  SPECIAL   MEETINGS.   Special  meetings  of  the
                                ------------------
shareholders may be called either by the chairman of the board of directors or president for the purpose or purposes stated in the call of the meeting.

                  SECTION  2.3  PLACE OF  MEETING.  The board of  directors  may
                                -----------------
designate any place as the place of meeting for any annual meeting or for any special meeting called by the board of directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be at the office of the registered agent of the corporation in the State of Illinois.

                  SECTION 2.4 NOTICE OF  MEETINGS.  Written  notice  stating the
                              -------------------
place, date, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than forty days before the date of the meeting, or in the case of a merger or consolidation not less than twenty nor more than forty days before the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder's address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

                  SECTION 2.5 NOTIFICATION OF SHAREHOLDER PROPOSED BUSINESS.  At
                              ---------------------------------------------
an annual or special meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To properly bring business before an annual or special meeting of shareholders, written notice of such shareholder's intent to make such proposal or proposals, including the nomination for election of director, must be given either by personal delivery or by United States mail postage prepaid and received by the Secretary of the corporation not later than the following dates: (i) with respect to an annual meeting of shareholders, 60 days in advance of such meeting if such meeting is to be held on a day which is within 30 days preceding the anniversary date of the previous year's annual meeting or 90 days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to any other annual or special meeting of shareholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting. A shareholder's notice to the Secretary shall set forth as to each item of business the shareholder proposes to bring before such meeting: (a) a brief description of the business desired to be brought before the meeting, and in this case of a nomination for election of director, such nominee's name and qualifications, and the reasons for conducting the business at the meeting; (b) the name and record address of the shareholder who proposes such business; (c) the number of shares of stock of the Corporation beneficially owned by such shareholder; and (d) a description of all arrangements or understandings between the shareholder and any other person or persons (naming such person or persons) pursuant to which the proposal or proposals are to be made by the shareholder and any material interest of the shareholder in the business being proposed. The chairman of the meeting may refuse to acknowledge the proposal of any shareholder not made in compliance with this Section 2.5.

         Notwithstanding anything in the by-laws to the contrary, no business shall be brought before or conducted at an annual or special meeting by a shareholder except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any shareholder of any business properly brought before a shareholder meeting.

                  SECTION 2.6 POSTPONEMENT AND ADJOURNMENT OF MEETINGS. Prior to
                              ----------------------------------------
any annual or special meeting of shareholders being called to order, the board of directors may postpone such previously scheduled annual or special meeting of shareholders at any time whether or not a quorum is present without further notice. The board of directors may adjourn any previously scheduled annual or special meeting of shareholders at any time whether or not a quorum is present without further notice.

                  SECTION  2.7  FIXING  OF  RECORD  DATE.  For  the  purpose  of
                                ------------------------
determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares or for the purpose of any other lawful action, the board of directors of the corporation may fix in advance a record date which shall not be more than sixty days, and for a meeting of shareholders, not less than ten days, or in the case of a merger or consolidation not less than twenty days, before the date of such meeting. If no record date is fixed, the record date for the determination of shareholders shall be the date on which the notice of the meeting is mailed, and the record date for the determination of shareholders for any other purpose shall be the date on which the board of directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

                  SECTION 2.8 VOTING  LISTS.  The officer or agent having charge
                              -------------
of the transfer books for shares of the corporation shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of the shareholder, which list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be open to inspection by any shareholder for any purpose germane to the meeting, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and may be inspected by any shareholder during the whole time of the meeting. The original share ledger or transfer books, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders.

                  SECTION  2.9  QUORUM.   The  holders  of  a  majority  of  the
                                ------
outstanding common shares of the corporation, present in person or represented by proxy, shall constitute a quorum at any meeting of shareholders; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by The Business Corporation Act of the State of Illinois (the "BCA"), the articles of incorporation or these by-laws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

                  SECTION 2.10 PROXIES.  Each shareholder  entitled to vote at a
                               -------
meeting of shareholders or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy executed in writing by such shareholder or his or her duly authorized attorney-in-fact, but no such proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

                  SECTION 2.11 VOTING OF SHARES.  Each outstanding  common share
                               ----------------
shall be entitled to one vote upon each matter submitted to vote at a meeting of shareholders. Any preferred stock shall have such rights, voting or otherwise, as shall be determined by the board of directors and as set forth in a certificate of designation filed with the Illinois Secretary of State.

                  SECTION  2.12  VOTING  OF SHARES BY  CERTAIN  HOLDERS.  Shares
                                 --------------------------------------
standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

                  Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by the administrator, executor, court appointed guardian, or conservator of such person or such person's estate, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian, or conservator. Shares standing in the name of a trustee may be voted by the trustee, either in person or by proxy.

                  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into the receiver's name if authority so to do be contained in the appropriate order of the court by which such receiver was appointed.

                  A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

                  Any number of shareholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten years by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as are the books and records of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

                  Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares at any given time.

                  SECTION 2.13  ELIMINATION  OF CUMULATIVE  VOTING  RIGHTS.  The
                                ------------------------------------------
holders of all shares of stock having a right to vote in this corporation shall not be entitled to cumulative voting rights in the election of directors of this corporation, or for any other reason or purpose whatsoever.

                  SECTION 2.14 INSPECTORS.  At any meeting of shareholders,  the
                               ----------
presiding officer may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting.

                  Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

                  Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there be more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

                  SECTION 2.15 ACTION BY SHAREHOLDERS. Any action required or permitted to be taken at a meeting of the shareholders must be effected at a duly called annual or special meeting and may not be effected by any consent in writing by such holders.

                  SECTION  2.16 VOTING BY BALLOT.  Voting on any  question or in
                                -----------------
any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.


                                   ARTICLE 3
                                   -----------

                                    DIRECTORS
                                    ---------

                  SECTION 3.1 GENERAL  POWERS.  The business of the  corporation
                              ---------------
shall be managed by its board of directors.

                  SECTION 3.2 NUMBER,  TENURE AND QUALIFICATIONS.  The number of
                              ----------------------------------
directors of the corporation shall be twenty-four (24). The number of directors may be increased or decreased (provided, however, that such number shall never be less than six (6)) from time to time by the amendment of this section by a resolution adopted by the majority of members of the board of directors as provided in this Section 3.2; but no decrease shall have the effect of shortening the term of any incumbent director.

                  The directors shall be divided into three classes, as equal in number as possible, with respect to the times for which they shall hold office. Directors of the first class shall hold office for one year or until the first annual election following their election, directors of the second class shall hold office for two years or until the second annual election following their election, and directors of the third class shall hold office for three years or until the third annual election following their election and in each case until their successors shall be duly elected and shall qualify.

                  At each annual meeting of the shareholders following such first election of the directors of all classes, the successors to the class of directors whose terms shall expire at such meeting shall be elected to hold office for a term of three years, so that in each year the term of office of one class of directors shall expire.

                  Directors need not be residents of Illinois or shareholders of the corporation.

                  Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the corporation shall be given in the manner provided in these by-laws.

                  SECTION 3.3 REGULAR  MEETINGS.  A regular meeting of the board
                              -----------------
of directors shall be held without other notice than this by-law, either immediately before or after the annual meeting of shareholders, or at such time as may be determined by the board of directors. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

                  SECTION 3.4 SPECIAL MEETINGS. Special meetings of the board of
                              ----------------
directors may be called by or at the request of the chairman of the board of directors, president or a majority of the then acting board of directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

                  SECTION 3.5 NOTICE.  Notice of any  special  meeting  shall be
                              ------
given at least two (2) days previous thereto by written notice to each director at his or her business address. If mailed, notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegram company. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

                  SECTION  3.6  QUORUM.  A majority  of the number of  directors
                                ------
fixed by these by-laws shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided that if less than a majority of such number of directors are present at said meeting, a majority of the directors present may adjourn the meeting at any time without further notice.

                  SECTION 3.7 MANNER OF ACTING.  The act of the  majority of the
                              ----------------
directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by statute, these by-laws, or the articles of incorporation.

                  SECTION 3.8 VACANCIES.  Any vacancy  occurring in the board of
                              ---------
directors resulting from death, resignation, retirement, disqualification, removal from office or other cause, and any directorship resulting from any increase in the authorized number of directors or otherwise may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the annual meeting of shareholders at which the term of office of the class to which they have been elected.

                  SECTION  3.9  ACTION  WITHOUT A MEETING.  Unless  specifically
                                -------------------------
prohibited by the articles of incorporation or by-laws, any action required to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors, or of any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be. Any such consent signed by all the directors or all the members of the committee shall have the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State or with anyone else.

                  SECTION  3.10  COMPENSATION.  The board of  directors,  by the
                                 ------------
affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the board of directors the directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and of committees thereof. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                  SECTION  3.11   COMMITTEES.   The  board  of   directors,   by
                                  ----------
resolution, may create one or more committees and appoint members of the board of directors to serve on the committee or committees. Each committee shall have two or more members, who shall serve at the pleasure of the board of directors. Unless the appointment by the board of directors requires a greater number, a majority of any committee shall constitute a quorum and a majority of a quorum is necessary for committee action. A committee may act by unanimous consent in writing without a meeting and, subject to the provisions of these by-laws or action by the board of directors, the committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor. To the extent specified by the board of directors, each committee may exercise all the authority of the board of directors in the management of the corporation as permitted by the BCA. Each committee shall keep regular minutes of its proceedings and report the same to the board of directors.


                                   ARTICLE IV
                                   ----------

                                    OFFICERS
                                    --------

                  SECTION 4.1 NUMBER.  The officers of the corporation  shall be
                              ------
the president, one or more executive vice-presidents, senior vice-presidents and vice-presidents (the number thereof to be determined by the board of directors), a treasurer, a secretary, and such assistant treasurers, assistant secretaries or other officers as may be elected by the board of directors. Any two or more offices may be held by the same person, except the offices of president and secretary; provided, however, that in cases where all of the shares of the corporation are owned of record by one shareholder and these by-laws provide that the number of directors shall be one, the offices of president and secretary may be held by the same person.

                  SECTION 4.2 ELECTION  AND TERM OF OFFICE.  The officers of the
                              ----------------------------
corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until a successor shall have been duly elected and shall have qualified or until the death, resignation, or removal (in the manner hereinafter provided) of such officer. Election of an officer shall not of itself create contract rights.

                  SECTION 4.3 REMOVAL.  Any officer  elected or appointed by the
                              -------
board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

                  SECTION 4.4 [RESERVED]

                  SECTION  4.5  PRESIDENT.  The  president  shall  be the  chief
                                ---------
executive officer of the corporation. Subject to the control of the board of directors, he shall in general supervise the business and affairs of the corporation and he shall see that resolutions and directions of the board of directors are carried into effect except when that responsibility is specifically assigned to some other person by the board of directors. Unless there is a chairman of the board elected by the board from among its members who is present and who has the duty to preside, the president shall preside at all meetings of the shareholders and, if a director, at all meetings of the board of directors. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws or where otherwise required by law, the president may execute for the corporation any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed or the execution of which is in the ordinary course of the corporation's business, and he may accomplish such execution either under or without the seal of the corporation and either alone or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors or these by-laws. In general, he shall perform all duties incident to the office of president and such other duties as from time to time may be prescribed by the board of directors.

                  SECTION 4.6 THE VICE-PRESIDENTS. The executive vice-president,
                              -------------------
senior vice-president, or vice-president (or in the event there be more than one executive vice-president, senior vice-president or vice-president, each of the executive vice-presidents, senior vice-presidents or vice-presidents (collectively the "vice-presidents")) shall assist the president in the discharge of the president's duties as the president may direct and shall perform such other duties as from time to time may be assigned by the president or by the board of directors. In the president's absence, inability or refusal to act, the executive vice-president, senior vice-president or vice-president (or in the event there be more than one executive vice-president, senior vice-president or vice-president, each of the executive vice-presidents, senior vice-presidents or vice-presidents in the order designated by the board of directors, or by the president if the board of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure of the executive vice-president, the senior vice-president or vice-president) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice-presidents (or each of them if there is more than one) may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and may further accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors according to the requirements of the form of the instrument.

                  SECTION 4.7 THE TREASURER  AND CHIEF  FINANCIAL  OFFICER.  The
                              --------------------------------------------
treasurer shall be the principal accounting and chief financial officer of the corporation. The treasurer shall: (a) have charge of and be responsible for the maintenance of adequate books of account for the corporation; (b) have charge and custody of all funds and securities of the corporation, and be responsible therefor and for the receipt and disbursement thereof; and (c) perform all the duties incident to the office of treasurer and chief financial officer and such other duties as from time to time may be assigned by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of all duties in such sum and with such surety or sureties as the board of directors may determine.

                  SECTION 4.8 THE SECRETARY. The secretary shall: (a) record the
                              -------------
minutes of the shareholders' and of the board of directors' meetings in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these by-
laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation; (d) keep a register of the post-office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws;
(f) have general charge of the stock transfer books of the corporation; and (g) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors.

                  SECTION 4.9 ASSISTANT  TREASURERS  AND ASSISTANT  SECRETARIES.
                              -------------------------------------------------
The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or by the president or the board of directors. The assistant secretaries may sign with the president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates or shares of the corporation, the issue of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument except when a different mode of execution is expressly prescribed by the board of directors or these by-laws. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

                  SECTION 4.10  SALARIES.  The salaries of the officers shall be
                                --------
fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.


                                    ARTICLE V
                                    ---------

                        CONTRACTS, LOANS, CHECKS DEPOSITS
                        ---------------------------------

                  SECTION 5.1  CONTRACTS.  The board of directors  may authorize
                               ---------
any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

                  SECTION 5.2 LOANS.  No loans shall be  contracted on behalf of
                              -----
the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

                  SECTION 5.3 CHECKS,  DRAFTS, ETC. All checks,  drafts or other
                              --------------------
orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

                  SECTION  5.4  DEPOSITS.  All  funds  of  the  corporation  not
                                --------
otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the board of directors may select.


                                   ARTICLE VI
                                   ----------

                          INDEMNIFICATION OF OFFICERS,
                         DIRECTORS, EMPLOYEES AND AGENTS
                         -------------------------------

                  SECTION 6.1  GENERALLY.  The  corporation  shall have power to
                               ---------
indemnify any persons who were or are parties or are threatened to be made parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that they are or were directors, officers, employees or agents of the corporation, or are or were serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with such action, suit or proceeding if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The corporation shall have the power to indemnify any persons who were or are parties or are threatened to be made parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that they are or were directors, officers, employees or agents of any subsidiary corporation or corporations (individually the "subsidiary" and collectively the "subsidiaries") against expenses, (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with such action, suit or proceeding if they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation and/or the respective subsidiary or subsidiaries, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the persons did not act in good faith or in a manner which they reasonably believed to be in or not opposed to the best interests of the corporation, a subsidiary or the subsidiaries, as the case may be, and with respect to any criminal action or proceeding, had reasonable cause to believe that their conduct was unlawful.

                  SECTION 6.2 DERIVATIVE  ACTIONS.  The  corporation  shall have
                              -------------------
power to indemnify any persons who were or are parties or are threatened to be made parties to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that they are or were directors, officers, employees or agents of the corporation, or are or were serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys'
fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of their duty to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such persons are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The corporation shall have the power to indemnify any person or persons who were or are parties or are threatened to be made parties to any threatened, pending or completed action or suit by or in the or right of any of the subsidiaries to procure a judgment in its favor by reason of the fact that such persons are or were directors, officers, employees or agents of any one or more of the subsidiaries, or are or were serving at the request of the corporation as directors, officer, employees or agents of such subsidiary or subsidiaries, against expenses (including attorneys' fees), actually and reasonably incurred by them in connection with the defense or settlement of such action or suit if they acted in good faith and in a matter they reasonably believe to be in or not opposed to the best interests of the subsidiary or subsidiaries, as the case may be, except that no indemnification shall be made with respect to any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of their duty to the subsidiary or subsidiaries, as the case may be, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all of the circumstances of the case, such persons are fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

                  SECTION 6.3  MANDATORY  INDEMNIFICATION.  To the extent that a
                               --------------------------
director, officer, employee or agent of a corporation, or any subsidiary or subsidiaries, as the case may be, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

                  SECTION 6.4  FIDUCIARY  DUTY.  A director  of the  corporation
                               ---------------
shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under
Section 8.65 of the BCA, as the
same exists or hereafter may be amended, or (d) for any transaction from which the director derived an improper personal benefit.

                  SECTION 6.5 AUTHORIZATION.  Any indemnification under Sections
                              -------------
6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standards of conduct set forth in Sections 6.1 and
6.2. Such determination shall be made (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders.

                  SECTION 6.6 EXPENSES.  Expenses  incurred in defending a civil
                              --------
or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Section.

                  SECTION 6.7 NONEXCLUSIVE. The indemnification provided by this
                              ------------
article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this article.


                                   ARTICLE VII
                                   -----------

                             CERTIFICATES FOR SHARES
                               AND THEIR TRANSFER
                               ------------------

                  SECTION 7.1 CERTIFICATES FOR SHARES. Certificates representing
                              -----------------------
shares of the corporation shall be signed by the chairman of the board of directors, if any, or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary and may be sealed with the seal, or a facsimile of seal, of the corporation.

If a certificate is countersigned by a transfer agent or a registrar, other than the corporation itself or its employee, any other signatures or countersignature on the certificate may be facsimile.

                  If the corporation is authorized and does issue shares of more than one class, every certificate representing shares issued by the corporation shall set forth on the face or back of the certificate a full summary or statement of all of the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class authorized to be issued. If the corporation is authorized to issue any preferred or special class in series, every certificate representing such shares issued by the corporation shall set forth on the face or back of the certificate a full summary or statement of all of the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. Such statement may be omitted from the certificate if it shall be set forth upon the face or back of the certificate that such statement, in full, will be furnished by the corporation to any shareholder upon request and without charge.

                  Each certificate representing shares shall also state that the corporation is organized under the laws of the State of Illinois; the name of the person to whom issued; the number and class of shares and the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that such shares are without par value. Each certificate representing shares shall be consecutively numbered or otherwise identified.

                  The name and address of each shareholder, the number and class of shares held and the date on which the certificates for shares were issued shall be entered on the books of the corporation. The person in whose name shares stand on the books of the corporation shall be deemed the owner thereof for all purposes as regards the corporation. No certificate shall be issued for any share until such share is fully paid.

                  SECTION 7.2 LOST CERTIFICATES.  If a certificate  representing
                              -----------------
shares of the corporation is alleged to have been lost, stolen or destroyed, the board of directors may in its discretion, except as may be required by law, direct that a new certificate be issued. In connection with the issuance of any such new certificate, the may require the owner of the lost, stolen or destroyed certificate or his or her legal representative to provide such indemnification, and may impose such other reasonable requirements, as the shall deem necessary or desirable.

                  SECTION  7.3  TRANSFERS  OF  SHARES.  Upon  surrender  to  the
                                ---------------------
corporation  or  the  transfer  agent  of  the   corporation  of  a  certificate
representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate shall be cancelled and the transaction recorded upon the books of the corporation.

                                  ARTICLE VIII
                                  ------------

                                   FISCAL YEAR
                                   -----------

                  The fiscal year of the corporation shall begin on January 1 and end on December 31 of each year.


                                   ARTICLE IX
                                   ----------

                                    DIVIDENDS
                                    ---------

                  The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding and treasury shares in such manner and upon such terms and conditions as provided by law and the articles of incorporation.


                                    ARTICLE X
                                    ---------

                                      SEAL
                                      ----

                  The corporate seal, if any, shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Illinois." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.


                                   ARTICLE XI
                                   ----------

                                WAIVER OF NOTICE
                                ----------------

                  Whenever any notice is required to be given under these by-laws or under the provisions of the articles of incorporation or under the provisions of the BCA, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XII
                                   -----------

                                   AMENDMENTS
                                   ----------

                  The power to make, alter, amend, or repeal the by-laws of the corporation shall be vested in the board of directors. The by-Laws shall be amended, from time to time, exclusively by a resolution adopted by a majority of the board of directors. The by-laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the articles of incorporation.


                                  ARTICLE XIII
                                  ------------

                     REPAYMENT OF DISALLOWED REIMBURSEMENTS
                             OR EXCESS COMPENSATION
                             ----------------------

                  Any payments made to a director, officer or employee of the corporation, including but not limited to, salary, commission, bonus, interest, rent, travel, or entertainment expense incurred by such director, officer or employee, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such person to the corporation to the full extent of such disallowance.

                  It shall be the duty of the board of directors to enforce payment of all such amounts disallowed. In lieu of payment by such person, subject to the determination of the board of directors, proportional amounts may be withheld from the future compensation payments of such person until the amount owed to the corporation has been recovered.